SUPPLEMENT DATED JUNE 6, 2025
TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2025, AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK FUNDS

EMERGING MARKETS BOND FUND
Class A: EMBAX / Class I: EMBUX / Class Y: EMBYX
IMPORTANT NOTICE REGARDING THE CONVERSION OF EMERGING MARKETS BOND FUND INTO AN EXCHANGE-TRADED FUND

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus and Statement of Additional Information for VanEck Funds regarding Emerging Markets Bond Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or visiting the VanEck website at www.vaneck.com.
•In October 2025, the Fund will be converted from a mutual fund to an exchange-traded fund (“ETF”).
•If you are an existing shareholder of the Fund, and your account CAN hold an ETF, your Fund shares will be converted, and no action is needed by you.
•If you hold the Fund in an account that CANNOT hold an ETF (i.e., your account is not permitted to purchase securities traded in the stock market), there are certain actions you can take as further detailed below.
On June 5, 2025, the Board of Trustees (the “Board”) of VanEck Funds (the “Trust”) approved converting the Fund into an ETF by the reorganization of the Fund into a corresponding ETF, the VanEck Emerging Markets Bond ETF (the “Acquiring ETF”), which will be a newly created series of the Trust.
The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, determined, with respect to the Reorganization (as defined below), that participation in the Reorganization is in the best interests of the Fund and the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization. Following the Reorganization, the Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The Reorganization is currently anticipated to close as of the close of trading on the New York Stock Exchange on or about October 3, 2025.
The Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation (“Plan”) and is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes due to the Reorganization (except with respect to cash received, as noted below).
In connection with the Reorganization, shareholders of the Fund will receive Acquiring ETF shares and a cash payment in lieu of any fractional shares of the Acquiring ETF, which in total are equal in value to the number of shares of the Fund they own. The redemption of fractional shares may be a taxable event. Importantly, to receive shares of the Acquiring ETF as part of the Reorganization,

Fund shareholders must hold their shares through an account that can hold shares of an ETF (i.e., a brokerage account). If Fund shareholders do not hold their shares through an account that can hold shares of an ETF, they will not receive shares of the Acquiring ETF as part of the Reorganization.
No action is required for Fund shareholders that hold Fund shares through an account that can hold shares of an ETF.
Completion of the Reorganization is subject to conditions under the Plan. Fund shareholders are not required to approve the Reorganization. Fund shareholders will receive an information statement/prospectus describing in detail both the Reorganization and the Acquiring ETF, and a summary of the Board's considerations in approving the Reorganization.

Important Notice About Your Fund Account
Questions and Answers
Q. Why did VanEck propose the conversion of my mutual fund to an ETF?
A. VanEck believes that the Reorganization will provide multiple benefits for investors of the Fund, including lower expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency.
Q. How does VanEck anticipate that the Fund be managed after the Reorganization?
A. It is currently anticipated that the Acquiring ETF will be managed in substantially the same manner as the Fund, with minimal changes, if at all, to the Fund's investment process or the portfolio management team.
Q. What types of shareholder accounts can receive shares of an ETF as part of the Reorganization?
A. If you hold your Fund shares in an account that permits you to purchase securities traded on U.S. stock exchanges, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Acquiring ETF in the Reorganization. No further action is needed by you.
Q. What types of shareholder accounts cannot receive shares of an ETF as part of the Reorganization?
A. The following account types cannot hold ETFs:
•If you hold your Fund shares in an account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares. If you do nothing, you will not receive shares of the ETF and your position will be liquidated and you will receive a cash distribution equal in value to the net asset value of your Fund shares less any fees and expenses your intermediary may charge. This event may be taxable. To prevent a taxable event, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account.
•If you hold your Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization, or your broker or intermediary may transfer your investment in the Fund to a different investment option prior to or at the time of the Reorganization.

•If you are unsure about the ability of your account to accept shares of an ETF, please contact your broker or financial intermediary.
Q. How do I transfer my Fund shares to a brokerage account that will accept ETF shares?
A. The broker where you hold your Fund shares should be able to assist you in transferring your shares to a brokerage account that can accept shares of an ETF. The sooner you initiate the transfer, the better. If you don't have a brokerage account or a relationship with a brokerage firm, you will need to open an account with a brokerage firm.
Q. What if I do not want to own shares of an ETF?
A. If you do not want to receive shares of the Acquiring ETF in connection with the Reorganization, you can exchange your Fund shares for shares of another VanEck mutual fund that is not participating in the Reorganization or redeem your Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Exchange or redemption of your Fund shares may be a taxable event if you hold your shares in a taxable account.
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In connection with the Reorganization discussed herein, a prospectus/information statement included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the materials and any other relevant documents when available because they will contain important information about the Reorganization. Free copies of the materials will be available on the SEC’s website at www.sec.gov. A paper copy of the materials can be obtained at no charge by calling 1.800.826.2333. This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Please retain this supplement for future reference.